SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2009

DENDREON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30681 (Commission File Number)	22-3203193 (I.R.S. Employer Identification Number)
3005 First Avenue
Seattle, Washington
98121
(Address of principal executive offices) (zip code)
(206) 256-4545
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 10, 2009, Dendreon Corporation (the “Company”) entered into an underwriting agreement with J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the offer and sale of 15,000,000 shares of the Company’s common stock, par value $0.001 per share, at an offering price to the public of $24.75 per share (the “Offering”). Under the terms of the underwriting agreement, the Company granted the Underwriters an option, exercisable within 30 days of the date of the agreement, to purchase up to an additional 2,250,000 shares of common stock in the Offering. The Company expects the Offering to close on December 15, 2009, subject to customary closing conditions.
     The underwriting agreement contains representations and warranties and covenants of the Company and the Underwriters and other terms and conditions as are generally customary for transactions of this nature. The underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
     The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-163573), including the related prospectus dated December 8, 2009 and the prospectus supplement dated December 10, 2009, each as filed with the Securities and Exchange Commission.
     On December 10, 2009, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     A copy of the opinion of Jones Day, relating to the validity of the shares of common stock sold in the Offering, is filed as Exhibit 5.1 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

1.1	Underwriting Agreement, dated as of December 10, 2009, by and among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as representatives of the Underwriters named therein.

5.1	Opinion of Jones Day.

99.1	Dendreon Corporation press release, dated December 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION
By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Senior Vice President, Corporate Development, General Counsel and Secretary

Date: December 10, 2009

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated as of December 10, 2009, by and among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as representatives of the Underwriters named therein.

5.1	Opinion of Jones Day.

99.1	Dendreon Corporation press release, dated December 10, 2009.